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                                                                   EXHIBIT 10(A)
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                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference made to our firm under the caption "Independence Auditors" and to the use of our report dated February 16, 1999, as to American General Life Insurance Company, in Pre-Effective Amendment No.1 to the Registration Statement (Form N-4 No. 333-70667 and 811-2441) of American General Life Insurance Company Separate Account D.



                                                  /s/ ERNST & YOUNG LLP
                                                  ---------------------



Houston, Texas
March 16, 1999